Supplement to the

Fidelity® Infrastructure Fund

December 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.84%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.19%B

Total annual operating expenses	1.03%

Fee waiver and/or expense reimbursement	0.08%C

Total annual operating expenses after fee waiver and/or expense reimbursement	0.95%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24% was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.95% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through February 28, 2025. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

1 year	$ 97

3 years	$ 317

5 years	$ 558

10 years	$ 1,250

ISF-SUSTK-0324-100 1.9911573.100	March 1, 2024